UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

717 North Harwood Street, Suite 1500
Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On October 31, 2006, Odyssey HealthCare, Inc. (together with its subsidiaries, the “Company”) held a conference call to discuss its third quarter earnings. During the call the Company stated that it would likely not achieve the upper end of its previously announced 2006 earnings guidance in light of the Company's third quarter earnings. A transcript of the conference call is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          99.1 Transcript of conference call on October 31, 2006.
Limitation on Incorporation by Reference
     In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.

Date: October 31, 2006	By:	/s/ R. Dirk Allison

R. Dirk Allison
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Transcript of conference call on October 31, 2006.